UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2020
Conformis, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CFMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☑

Item 7.01	Regulation FD Disclosure.

On March 23, 2020, Conformis, Inc. (the “Company”) issued a press release announcing certain measures intended to mitigate the impact of the novel coronavirus (COVID-19) outbreak on its business, including a furlough of approximately 80 employees, and withdrawing its outlook for product revenue growth for the fiscal year ending December 31, 2020. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished under this Item 7.01, including the press release attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01	Other Events.

In light of the rapidly evolving crisis, the Company is also filing this Current Report on Form 8-K for the purpose of supplementing the risk factors disclosed in Item 1A of its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The following risk factor should be read in conjunction with the risk factors described in the Annual Report on Form 10-K.

The novel coronavirus pandemic (COVID-19) and the response to it have reduced demand for our products, and as a result we have reduced our production capacity, and these circumstances may have a material adverse effect on our business, operations and financial condition.

In December 2019, an outbreak of respiratory illness caused by a novel coronavirus began in Wuhan, China. As of March 2020, that outbreak has led to more than three hundred thousand confirmed cases worldwide, with many countries throughout the world confirming cases. The World Health Organization has declared the outbreak a pandemic and a global public health emergency. In addition to those who have been directly affected, millions more have been affected by government efforts in the United States, the European Union and around the world to slow the spread of the pandemic through quarantines, travel restrictions, heightened border scrutiny and other measures. The pandemic and measures taken in response by governments, private industry, individuals and others have also had significant direct and indirect adverse impacts on businesses and commerce as supply chains have been disrupted; facilities and production have been suspended; and demand for certain goods and services has spiked, while demand for other goods and services has decreased significantly.

The future progression of the pandemic and its effects on our business and operations are highly uncertain. We have experienced significantly decreased demand for our products and expect further unpredictable and potentially significant reductions in demand for our products as healthcare providers and individuals de-prioritize and defer medical procedures that are not deemed to be a high priority, such as joint replacement procedures, which will have a material adverse effect on our business, operations and financial condition. Additionally, as a result of these reductions in demand, we anticipate that we may not be able to meet the trailing six months’ revenue test under the 2019 Secured Loan Agreement. We are initiating discussions with Inn ovatus with the goal of adjusting the revenue covenants as provided for under the 2019 Secured Loan Agreement, but there can be no guarantee that these discussions will be successful. For more information regarding the risks related to our 2019 Secured Loan Agreement, see “-Our existing and any future indebtedness could adversely affect our ability to operate our business.”

On March 20, 2020, we provided notice to our employees of a furlough of approximately 80 employees effective as of March 23, 2020 to help address decreased demand for our products. The furlough will result in limited production capacity at our manufacturing facilities, but sufficient to meet expected demand. While we do not currently anticipate significant interruptions in our supply chain, additional quarantines, travel restrictions and other measures may significantly impact the ability of employees of our third-party suppliers to get to their places of work to manufacture the key components and materials necessary for our products. We have experienced and may experience further shortages of mask and gown consumables used in our clean room processes, which may further limit our production capacity and further delay the joint replacement procedures in which our products are used. Our employee furlough and any delay or shortage of such components or materials or delays in delivering our products may result in our inability to satisfy consumer demand for our products in a timely manner or at all, which could harm our reputation, future sales, profitability and financial condition.

The coronavirus pandemic continues to rapidly evolve. There may be other material adverse impacts on our business, operations and financial condition that are unpredictable at this time, including delays in the development and regulatory approval of new products and difficulties in retaining qualified personnel, sales representatives and distributors during the pandemic and once it subsides Company to list any other potential material adverse impacts it is aware of.. The extent to which the pandemic may impact our business will depend on future developments, such as the duration of the pandemic, quarantines, travel restrictions and other measures in the United States, the European Union and around the world, business closures or business disruptions and the effectiveness of actions taken to contain the pandemic.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1*	Press Release of Conformis, Inc., dated March 23, 2020

*Furnished herewith

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K about our future expectations, plans and prospects, including statements about the anticipated impact of the novel coronavirus pandemic and the actions we are taking and planning in response, the anticipated timing of our product launches, our ability to continue production, the reliability of our supply chain, our ability to meet obligations under our loan agreements, the duration of decreased demand for our products, our ability to recall employees, whether or when the demand for procedures will increase, the anticipated achievement of the Stryker milestones, and our financial position and results, total revenue, product revenue, gross margin, operations, as well as other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "project," "should," "target," "will," or "would" and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual financial results could differ materially from the projections disclosed in the forward-looking statements we make as a result of a variety of risks and uncertainties, including risks related to our estimates and expectations regarding our revenue, gross margin, expenses, revenue growth and other results of operations, and the other risks and uncertainties described in the "Risk Factors" sections of our public filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this Form 8-K represent our views as of the date hereof. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: March 23, 2020	By:	/s/ Robert Howe
Robert Howe
Chief Financial Officer